UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 1, 2015

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1330
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 1, 2015, Hilltop Holdings Inc. (“Hilltop”) completed its acquisition of SWS Group, Inc. (“SWS”).  The acquisition of SWS was effected in accordance with the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”) by and among Hilltop, SWS and Hilltop Securities Holdings LLC (formerly Peruna LLC), a Delaware limited liability company and a direct, wholly owned subsidiary of Hilltop (“Hilltop Securities”).  Pursuant to the Merger Agreement, SWS merged with and into Hilltop Securities (the “Merger”), with Hilltop Securities surviving the Merger as a wholly owned subsidiary of Hilltop.  At the effective time of the Merger, each outstanding share of SWS common stock, other than shares held by Hilltop or in treasury by SWS or by stockholders who properly demanded appraisal rights under Delaware law, was converted into the right to receive 0.2496 shares of Hilltop common stock and $1.94 in cash (collectively, the “Merger Consideration”), subject to the terms and conditions of the Merger Agreement.  Immediately following the Merger, SWS’s banking subsidiary, Southwest Securities, FSB, was merged into PlainsCapital Bank, an indirect wholly owned subsidiary of Hilltop (the “Bank Merger”).

The description of the terms of the Merger Agreement contained in this Item 2.01 is only a summary, and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.  The section entitled “The Merger—Hilltop’s Relationship with SWS” on pages 281-282 of the definitive proxy statement/prospectus mailed to SWS stockholders in connection with the Merger and filed with the SEC by Hilltop on October 14, 2014 pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, is incorporated herein by reference. The terms of the Merger Agreement, including the amount of the Merger Consideration, were negotiated between Hilltop and a special committee of the board of directors of SWS.

Section 8 — Other Events

Item 8.01 Other Events.

On January 1, 2015, Hilltop issued a press release announcing the completion of the Merger, the Bank Merger, the reorganization of Hilltop’s broker-dealer subsidiaries and related matters.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

Hilltop intends to file the financial statements required by Item 9.01(a) under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)   Pro Forma Financial Information.

Hilltop intends to file the pro forma financial information required by Item 9.01(b) under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d)   Exhibits.

Exhibit No.	Description of Exhibit
2.1

Agreement and Plan of Merger by and among SWS Group, Inc., Hilltop Holdings Inc. and Peruna LLC, dated as of March 31, 2014 (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on April 1, 2014 (File No. 001-31987) and incorporated herein by reference).

99.1	Press Release, dated January 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLTOP HOLDINGS INC.,
a Maryland corporation

Date: January 2, 2015	By:	/s/ COREY G. PRESTIDGE
	Name:	Corey G. Prestidge
	Title:	General Counsel & Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
2.1

Agreement and Plan of Merger by and among SWS Group, Inc., Hilltop Holdings Inc. and Peruna LLC, dated as of March 31, 2014 (filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on April 1, 2014 (File No. 001-31987) and incorporated herein by reference).

99.1	Press Release, dated January 1, 2015.